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                                                                  EXECUTION COPY

                         AMENDMENT dated as of January 3, 1994, among CIBA-GEIGY
                    LIMITED, a Swiss corporation ("Ciba"), CIBA-GEIGY CORPORATION, a New York corporation ("CCorp"), CIBA BIOTECH PARTNERSHIP, INC., a Delaware corporation ("Holdings"), and CHIRON CORPORATION, a Delaware corporation (the "Company").

                  WHEREAS Ciba, CCorp, Holdings and the Company have entered into the Investment Agreement dated as of November 20, 1994 (the "Investment Agreement") (capitalized terms used but not defined herein shall have the meanings assigned to them in the Investment Agreement).

                  WHEREAS Ciba, CCorp, Holdings and the Company wish to amend certain provisions of the Investment Agreement.

                  NOW THEREFORE in consideration of the transactions contemplated by the Investment Agreement and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Section 1.04(ii) of the Investment Agreement is amended by deleting therefrom the words "the JV Vax Shares, in each case" and inserting immediately preceding the "(y)" therein the following phrase "a fully executed deed of transfer for the transfer of the JV Vax Shares and".

                  SECTION 2. Section 5.15(a) of the Investment Agreement is amended by adding immediately following the words "post retirement benefit liabilities" therein the words "associated with current and former U.S. Diagnostics employees".

                  SECTION 3. Section 5.15 of the Investment Agreement is amended by adding the following subsection (c) immediately following subsection (b) thereof:

                  "(c) (i) Within 10 days after the completion of Diagnostics' year-end audit for fiscal year 1994, Diagnostics shall prepare and deliver to Ciba a statement (the "Statement"), certified by Diagnostics' independent auditors, setting forth Diagnostics' net shareholders' equity (calculated in accordance with paragraph (a) above).

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                                                                               2

                  During the 30-day period following Ciba's receipt of the Statement, Ciba and its independent auditors shall be permitted to review the working papers of Diagnostics' independent auditors relating to the Statement. The Statement shall become final and binding upon the parties on the thirtieth day following delivery thereof, unless Ciba gives written notice of its disagreement with the Statement (a "Notice of Disagreement") to Diagnostics and the Company prior to such date. Any Notice of Disagreement shall specify in reasonable detail the nature of any disagreement so asserted and be accompanied by a certificate of Ciba's independent auditors that they concur with the position taken by Ciba in the Notice of Disagreement. If a Notice of Disagreement is received by the Company in a timely manner, then the Statement (as revised in accordance with clause (I) or (II) below) shall become final and binding upon the Company and Ciba on the earlier of (I) the date Ciba and the Company resolve in writing any differences they have with respect to the matters specified in the Notice of Disagreement or (II) the date any disputed matters are finally resolved in writing by the Accounting Firm (as defined below).

                  During the 30-day period following the delivery of a Notice of Disagreement, the Company and Ciba shall seek in good faith to resolve in writing any differences which they may have with respect to the matters specified in the Notice of Disagreement. At the end of such 30-day period, the Company and Ciba shall submit to an independent accounting firm (the "Accounting Firm") for review and resolution any and all matters which remain in dispute and which were properly included in the Notice of Disagreement. The Accounting Firm shall be a nationally recognized independent public accounting firm as shall be agreed upon by Ciba and the Company in writing. Ciba and the Company agree to use reasonable efforts to cause the Accounting Firm to render a decision resolving the matters submitted to it within 30 days following such submission. The cost of resolving any matters set forth in a Notice of Disagreement (including the fees and expenses of the Accounting Firm and reasonable attorney fees and expenses of the parties) pursuant to this Section 5.15(c) shall be borne by Ciba and the Company in inverse proportion as they may prevail on matters resolved by the Accounting Firm, which proportionate allocations shall also be determined by

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         the Accounting Firm at the time the determination of the Accounting
         Firm is rendered on the merits of the matters submitted.

                  (ii) If the amount of Diagnostics' net shareholders equity (calculated in accordance with paragraph (a) above) set forth in the Statement is less than $188,651,000, Ciba shall, within 10 business days after the Statement becomes final and binding on the parties, make payment by wire transfer in immediately available funds of the amount of such difference, together with interest thereon at a rate equal to the rate of interest from time to time announced publicly by Citibank, N.A. as its prime rate, calculated on the basis of the actual number of days elapsed over 365, from the Closing Date to the date of payment.

                  (iii) The scope of the disputes to be resolved by the Accounting Firm is limited to whether the calculation of net shareholder's equity was done in accordance with U.S. generally accepted accounting principles applied consistently with the principles and assumptions used in the preparation of the Diagnostics Balance Sheet and in accordance with paragraph (a) above, and whether there were mathematical errors in the Statement, and the Accounting Firm is not to make any other determination."

                  SECTION 4. (a) The parties hereto hereby agree that the execution of the promissory note dated the date hereof by Diagnostics in favor of Ciba evidencing indebtedness to Ciba pursuant to Section 5.15(b) of the Investment Agreement (the "CCD Promissory Note") shall (i) be deemed not to result in any representation and warranty set forth in Section 3.03 of the Investment Agreement being false or incorrect in any respect on the Closing Date and (ii) not constitute or cause to occur a Diagnostics Revaluation Event under the Investment Agreement.

                  (b) The parties hereto hereby agree that the principal amount of the CCD Promissory Note shall be adjusted downward to the extent that Diagnostics' year-end audit for fiscal year 1994 shows that, as of December 31, 1994, the amount of indebtedness of Diagnostics to third parties is greater than $43,916,000 (or shall be adjusted upward to the extent that such indebtedness is less than such amount), and, in either case, such adjustment shall be effective retroactively to January 1, 1995. The parties

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further agree to take any actions reasonably necessary to effectuate the foregoing, including the Company causing Diagnostics to execute an amended promissory note. The parties further agree that the calculations of Diagnostics' net shareholders' equity made pursuant to Section 3 hereof shall be made after giving effect to any adjustment to the principal amount of the CCD Promissory Note in accordance with this Section 4(b).

                  SECTION 5. The parties hereto agree that the delivery to C. William Zadel of the letter from the Company dated January 4, 1995 setting forth the principal terms of Mr. Zadel's continuing employment with the Company and the businesses constituting Diagnostics, and the discussions which have taken place between Mr. Zadel and representatives of the Company, shall be deemed to satisfy in all respects the covenant of the Company set forth in the first sentence of Section 5.08(e) of the Investment Agreement.

                  SECTION 6. As soon as is reasonably practical following the execution of this Amendment, Ciba will deliver to the Company a schedule of those filings required to be made following the Closing in certain foreign jurisdictions due to a change of control with respect to certain of the subsidiaries of Diagnostics. The parties agree that the Company shall coordinate the preparation and making of such filings, with the reasonable cooperation of Ciba, including, to the extent deemed appropriate by the Company, cooperation in facilitating the employment of the present counsel of Ciba and its subsidiaries in connection with such filings. The Company and Ciba agree that costs and expenses incurred in connection with the identification of jurisdictions in which such filings must be made, and the preparation and making of such filings shall be shared equally by the Company and Ciba.

                  SECTION 7. (a) This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be construed in accordance with and governed by the law of the State of Delaware. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Except as expressly set forth herein, this Amendment shall not by implication or

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otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties under the Investment Agreement or any of the Ancillary Agreements.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
         Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                  CIBA-GEIGY LIMITED,

                                       by      /s/ Herbert Gut
                                           ------------------------------------
                                           Name: Herbert Gut
                                           Title: Senior Division Counsel

                                       by      /s/ Steven Ballmer
                                           ------------------------------------
                                           Name: Steven Ballmer
                                           Title: Tax Counsel


                                  CIBA-GEIGY CORPORATION,

                                       by
                                           ------------------------------------
                                           Name:
                                           Title:


                                  CIBA-BIOTECH PARTNERSHIP,
                                  INC.,

                                       by
                                           ------------------------------------
                                           Name:
                                           Title:


                                  CHIRON CORPORATION,

                                       by    /s/    William J. Rutter
                                           ------------------------------------
                                           Name:
                                           Title:

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                  IN WITNESS WHEREOF, the parties hereto have caused this
         Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                  CIBA-GEIGY LIMITED,

                                       by
                                           ------------------------------------
                                           Name:
                                           Title:

                                       by
                                           ------------------------------------
                                           Name:
                                           Title:


                                  CIBA-GEIGY CORPORATION,

                                       by      /s/  John J. McGraw
                                           ------------------------------------
                                           Name:     John J. McGraw
                                           Title:    Vice President and
                                                       General Counsel

                                  CIBA BIOTECH PARTNERSHIP,
                                  INC.,

                                       by      /s/  John J. McGraw
                                           ------------------------------------
                                           Name:     John J. McGraw
                                           Title:    Vice President


                                  CHIRON CORPORATION,

                                       by
                                           ------------------------------------
                                           Name:
                                           Title: